UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2014

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Agreement and Plan of Merger

On November 5, 2014, Banner Corporation, a Washington corporation (“Banner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SKBHC Holdings LLC, a Delaware limited liability company (“Holdings”) and Starbuck Bancshares, Inc., a Minnesota corporation (“Starbuck”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Starbuck will merge with and into Banner (the “Merger”), with Banner as the surviving corporation in the Merger. Immediately following the Merger, Starbuck’s wholly owned subsidiary bank, AmericanWest Bank, a Washington state-chartered commercial bank, will merge with and into Banner’s wholly owned subsidiary bank, Banner Bank, a Washington state-chartered commercial bank. Subject to the terms and conditions of the Merger Agreement, the transaction provides for Holdings to receive $130,000,000 in cash plus 13,230,000 shares of Banner common stock. A copy of the press release issued by the Company announcing the Merger is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “may,” “shall,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “forecast,” “initiative,” “objective,” “goal,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” or the negative of any of those words or phrases or similar expressions are intended to identify “forward-looking statements” within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the proposed merger of Banner and Starbuck might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite shareholder and regulatory approvals for the transactions might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic

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conditions in general and in Washington, Idaho, Oregon and California in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Banner or Starbuck of other depository institutions or lines of business; (17) Banner’s pending acquisition of Siuslaw Financial Group, Inc. or Starbuck’s pending acquisition of Greater Sacramento Bancorp may fail to be consummated; and (18) future goodwill impairment due to changes in Banner’s business, changes in market conditions, or other factors.

Banner does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made except where expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Banner and Starbuck. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Banner will file a proxy statement on Schedule 14A with the SEC in connection with the proposed transaction, which will be sent to the Banner shareholders. Shareholders are advised to read the proxy statement when it becomes available because it will contain important information about Banner, Holdings, Starbuck and the proposed transaction. Banner also plans to file other documents with the SEC regarding the proposed transaction with Starbuck and the pending proposed merger transaction with Siuslaw Financial Group, Inc. When filed, this document and other documents relating to the proposed transactions can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Banner’s website at http://www.Bannerbank.com/AboutUs/InvestorRelations/SecuritiesandExchangeCommission(SEC)Filings/Pages/default.aspx. Alternatively, these documents, when available, can be obtained free of charge from Banner upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636.

Banner Corporation, Holdings, and Starbuck and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Banner shareholders in connection with the proposed transaction. Information about these participants may be found in the definitive proxy statement of Banner relating to its 2014 Annual Meeting of Stockholders filed with the SEC by Banner on March 24, 2014. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1	Press Release dated November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: November 5, 2014	By: /s/ Lloyd W. Baker
Lloyd W. Baker Executive Vice President and Chief Financial Officer

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